UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §14a-11(c) or Rule 14a-12
AtriCure, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

ATRICURE, INC.

2022 Annual Meeting

Vote by May 24, 2022

11:59 PM ET

AtriCure

ATRICURE, INC.
ATTN: ALLIE WALKER
7555 INNOVATION WAY
MASON, OH 45040

You invested in ATRICURE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2022.**

Get informed before you vote

View the Form 10-K, Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 25, 2022
9:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/ATRC2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Michael H. Carrel	For
1b.	Mark A. Collar	For
1c.	Regina E. Groves	For
1d.	B. Kristine Johnson	For
1e.	Karen N. Prange	For
1f.	Deborah H. Telman	For
1g.	Sven A. Wehrwein	For
1h.	Robert S. White	For
1i.	Maggie Yuen	For
2.	Proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2022.	For
3.	Proposal to amend the AtriCure, Inc. 2014 Stock Incentive Plan to increase the number of authorized shares by 1,100,000.	For
4.	Advisory vote on the compensation of our named executive officers as disclosed in the proxy statement for the 2022 Annual Meeting.	For

NOTE: THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE NINE NOMINATED DIRECTORS; (2) FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022; (3) FOR THE APPROVAL OF THE AMENDMENT TO THE ATRICURE, INC. 2014 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF ANTHORIZED SHARES BY 1,100,000; (4) FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT FOR THE 2022 ANNUAL MEETING; AND (5) IN THE DISCRETION OF THE PROXY HOLDERS ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

AtriCure

ATRICURE, INC.
ATTN: ALLIE WALKER
7555 INNOVATION WAY
MASON, OH 45040

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 24, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to **www.virtualshareholdermeeting.com/ATRC2022**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 24, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote "FOR" each of the following nominees:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Michael H. Carrel	☐	☐	☐
1b. Mark A. Collar	☐	☐	☐
1c. Regina E. Groves	☐	☐	☐
1d. B. Kristine Johnson	☐	☐	☐
1e. Karen N. Prange	☐	☐	☐
1f. Deborah H. Telman	☐	☐	☐
1g. Sven A. Wehrwein	☐	☐	☐
1h. Robert S. White	☐	☐	☐
1i. Maggie Yuen	☐	☐	☐

The Board of Directors recommends you vote "FOR" the following proposals:

Proposal	For	Against	Abstain
2. Proposal to ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐
3. Proposal to amend the AtriCure, Inc. 2014 Stock Incentive Plan to increase the number of authorized shares by 1,100,000.	☐	☐	☐
4. Advisory vote on the compensation of our named executive officers as disclosed in the proxy statement for the 2022 Annual Meeting.	☐	☐	☐

NOTE: THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE NINE NOMINATED DIRECTORS; (2) FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022; (3) FOR THE APPROVAL OF THE AMENDMENT TO THE ATRICURE, INC. 2014 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF ANTHORIZED SHARES BY 1,100,000; (4) FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT FOR THE 2022 ANNUAL MEETING; AND (5) IN THE DISCRETION OF THE PROXY HOLDERS ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS OF

ATRICURE, INC.

May 25, 2022 at 9:00 AM EDT

Access to this year's Virtual Annual Meeting of Stockholders will be available at

www.virtualshareholdermeeting.com/ATRC2022

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING TO BE HELD ON MAY 25, 2022:

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

The Proxy Statement and Company's Annual Report on Form 10-K are available at:

www.proxyvote.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com

---

ATRICURE, INC.

2022 ANNUAL MEETING OF STOCKHOLDERS

MAY 25, 2022 9:00 AM EDT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of AtriCure, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 11, 2022, and hereby appoints Michael H. Carrel and Angela L. Wirick, or either of them, as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2022 Annual Meeting of Stockholders of AtriCure, Inc. to be held on May 25, 2022 at 9:00 AM EDT online at www.virtualshareholdermeeting.com/ATRC2022 and at any continuation, postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, hereby revoking any proxies heretofore given, on the matters set forth on the reverse side and in their discretion with respect to such other business as may properly come before such Annual Meeting or at any continuation, postponement or adjournment thereof in accordance with and as described in the Notice and Proxy Statement for the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side)